Rule 497(e)

File Nos. 333-147743 and 811-08183

SCHWAB ONESOURCE VARIABLE ANNUITY

A flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated September 22, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective on or about September 25, 2020 (“Effective Date”), the American Century Investments VP Income & Growth Fund will be renamed the American Century Investments VP Disciplined Core Value Fund. Accordingly, as of the Effective Date, all references to American Century Investments VP Income & Growth Fund in the Prospectus and SAI are hereby deleted and replaced with American Century Investments VP Disciplined Core Value Fund.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.